united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number	811-23066

Advisors Preferred Trust
(Exact name of registrant as specified in charter)

1445 Research Blvd, Suite 530, Rockville, MD	20850
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company
1209 Orange Street, Wilmington, DE 19801
(Name and address of agent for service)

Registrant’s telephone number, including area code:	631-470-2734

Date of fiscal year end:	12/31

Date of reporting period:	12/31/24

Item 1. Reports to Stockholders.

(a)

The Gold Bullion Strategy Fund - Advisor (QGLCX )

Annual Shareholder Report - December 31, 2024

Fund Overview

This annual shareholder report contains important information about The Gold Bullion Strategy Fund for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.goldbullionstrategyfund.com/index.php/investor-materials. You can also request this information by contacting us at (855) 650-7453.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Advisor	$217	1.94%

How did the Fund perform during the reporting period?

The Fund returned 23.48% for the year ended December 31, 2024, as gold had its best performance in 14 years. The S&P 500 Index, the Fund’s benchmark, gained 25.02%. The S&P GSCI Gold Index earned 26.62% for the period.

Strategy

The Fund is designed to track the daily price movements of gold; thus, most of its performance is linked to gold’s gains or losses.

Techniques

Gold performed exceptionally well in 2024, with the precious metal benefitting from lower U.S. interest rates as well as central bank and retail demand stemming from geopolitical uncertainty.

Adhering to its stated investment strategy, the Fund tracked closely with gold prices primarily by using futures contracts. However, rising short-term interest rates negatively impacted parts of the collateral portfolio used in the Fund. This is a known risk to the investment manager and performance fell within expectations for the period. The Fund will continue to execute its investment strategy in an effort to track daily gold prices.

How has the Fund performed since inception?

Total Return Based on $10,000 Investment

The Gold Bullion Strategy Fund - $15,635
S&P 500® Index - $32,655
S&P GSCI Gold Index - $19,352
$40,000
$30,000
$20,000
$10,000
$0
$32,655
$19,352
$15,635
Apr-2016
Dec-2016
Dec-2017
Dec-2018
Dec-2019
Dec-2020
Dec-2021
Dec-2022
Dec-2023
Dec-2024

	The Gold Bullion Strategy Fund	S&P 500® Index	S&P GSCI Gold Index
Apr-2016	$10,000	$10,000	$10,000
Dec-2016	$8,979	$10,821	$9,111
Dec-2017	$9,940	$13,183	$10,276
Dec-2018	$9,474	$12,605	$9,987
Dec-2019	$11,015	$16,574	$11,788
Dec-2020	$13,058	$19,624	$14,257
Dec-2021	$12,173	$25,257	$13,647
Dec-2022	$11,538	$20,683	$13,547
Dec-2023	$12,661	$26,120	$15,284
Dec-2024	$15,635	$32,655	$19,352

Average Annual Total Returns

	1 Year	5 Years	Since Inception (April 19, 2016)
The Gold Bullion Strategy Fund	23.48%	7.26%	5.27%
S&P 500® Index	25.02%	14.53%	14.57%
S&P GSCI Gold Index	26.62%	10.42%	7.88%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Fund Statistics

  Net Assets$103,441,989
  Number of Portfolio Holdings22
  Advisory Fee $778,053
  Portfolio Turnover77%

Asset Weighting (% of total investments)

Value	Value
Corporate Bonds	1.9%
Exchange-Traded Funds	8.7%
Certificate Of Deposit	14.3%
Money Market Funds	75.1%

What did the Fund invest in?

Security Type Weighting (% of total (including notional) exposure)

Value	Value
Gold	100%

Top 10 Holdings (% of net assets)

Holding Name	% of Net Assets
Fidelity Government Portfolio Class I, 4.330%,	61.6%
Mount Vernon Liquid Assets Portfolio, LLC, 4.580%,	7.8%
iShares 0-3 Month Treasury Bond ETF	7.8%
First American Government Obligations Fund Class Z, 4.337%,	7.2%
Federal Agricultural Mortgage Corporation, 5.020%, 07/23/27	1.9%
SPDR Gold Shares	1.0%
Bellco Credit Union, 5.150%, 02/24/25	1.0%
Valley Strong Credit Union, 5.100%, 02/10/25	1.0%
JPMorgan Chase Bank NA, 5.000%, 08/06/26	1.0%
BOM Bank, 4.550%, 09/13/27	1.0%

The Fund has economic exposure through futures and other portfolio instruments equal to 100% of its assets. This figure disregards cash and cash equivalents.  The Asset Weighting chart and the Top 10 Holdings table do not include derivatives.

Material Fund Changes

No material changes occurred during the year ended December 31, 2024.

The Gold Bullion Strategy Fund - Advisor (QGLCX )

Annual Shareholder Report - December 31, 2024

Additional information is available on the Fund's website (www.goldbullionstrategyfund.com/index.php/investor-materials), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

TSR-AR 123124-QGLCX

The Gold Bullion Strategy Fund - Investor (QGLDX )

Annual Shareholder Report - December 31, 2024

Fund Overview

This annual shareholder report contains important information about The Gold Bullion Strategy Fund for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.goldbullionstrategyfund.com/index.php/investor-materials. You can also request this information by contacting us at (855) 650-7453.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor	$151	1.35%

How did the Fund perform during the reporting period?

The Fund returned 24.17% for the year ended December 31, 2024, as gold had its best performance in 14 years. The S&P 500 Index, the Fund’s benchmark, gained 25.02%. The S&P GSCI Gold Index earned 26.62% for the period.

Strategy

The Fund is designed to track the daily price movements of gold; thus, most of its performance is linked to gold’s gains or losses.

Techniques

Gold performed exceptionally well in 2024, with the precious metal benefitting from lower U.S. interest rates as well as central bank and retail demand stemming from geopolitical uncertainty.

Adhering to its stated investment strategy, the Fund tracked closely with gold prices primarily by using futures contracts. However, rising short-term interest rates negatively impacted parts of the collateral portfolio used in the Fund. This is a known risk to the investment manager and performance fell within expectations for the period. The Fund will continue to execute its investment strategy in an effort to track daily gold prices.

How has the Fund performed over the last ten years?

Total Return Based on $10,000 Investment

The Gold Bullion Strategy Fund - $17,175
S&P 500® Index - $34,254
S&P GSCI Gold Index - $20,397
$40,000
$30,000
$20,000
$10,000
$0
$34,254
$20,397
$17,175
Dec-2014
Dec-2015
Dec-2016
Dec-2017
Dec-2018
Dec-2019
Dec-2020
Dec-2021
Dec-2022
Dec-2023
Dec-2024

	The Gold Bullion Strategy Fund	S&P 500® Index	S&P GSCI Gold Index
Dec-2014	$10,000	$10,000	$10,000
Dec-2015	$8,804	$10,138	$8,912
Dec-2016	$9,403	$11,351	$9,603
Dec-2017	$10,474	$13,829	$10,831
Dec-2018	$10,047	$13,223	$10,527
Dec-2019	$11,751	$17,386	$12,424
Dec-2020	$14,016	$20,585	$15,027
Dec-2021	$13,141	$26,494	$14,384
Dec-2022	$12,531	$21,696	$14,278
Dec-2023	$13,831	$27,399	$16,109
Dec-2024	$17,175	$34,254	$20,397

Average Annual Total Returns

	1 Year	5 Years	10 Years
The Gold Bullion Strategy Fund	24.17%	7.89%	5.56%
S&P 500® Index	25.02%	14.53%	13.10%
S&P GSCI Gold Index	26.62%	10.42%	7.39%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Fund Statistics

  Net Assets$103,441,989
  Number of Portfolio Holdings22
  Advisory Fee $778,053
  Portfolio Turnover77%

Asset Weighting (% of total investments)

Value	Value
Corporate Bonds	1.9%
Exchange-Traded Funds	8.7%
Certificate Of Deposit	14.3%
Money Market Funds	75.1%

What did the Fund invest in?

Security Type Weighting (% of total (including notional) exposure)

Value	Value
Gold	100%

Top 10 Holdings (% of net assets)

Holding Name	% of Net Assets
Fidelity Government Portfolio Class I, 4.330%,	61.6%
Mount Vernon Liquid Assets Portfolio, LLC, 4.580%,	7.8%
iShares 0-3 Month Treasury Bond ETF	7.8%
First American Government Obligations Fund Class Z, 4.337%,	7.2%
Federal Agricultural Mortgage Corporation, 5.020%, 07/23/27	1.9%
SPDR Gold Shares	1.0%
Bellco Credit Union, 5.150%, 02/24/25	1.0%
Valley Strong Credit Union, 5.100%, 02/10/25	1.0%
JPMorgan Chase Bank NA, 5.000%, 08/06/26	1.0%
BOM Bank, 4.550%, 09/13/27	1.0%

The Fund has economic exposure through futures and other portfolio instruments equal to 100% of its assets. This figure disregards cash and cash equivalents.  The Asset Weighting chart and the Top 10 Holdings table do not include derivatives.

Material Fund Changes

No material changes occurred during the year ended December 31, 2024.

The Gold Bullion Strategy Fund - Investor (QGLDX )

Annual Shareholder Report - December 31, 2024

Additional information is available on the Fund's website (www.goldbullionstrategyfund.com/index.php/investor-materials), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

TSR-AR 123124-QGLDX

(b)       Not applicable

Item 2. Code of Ethics.

(a)       The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)       N/A

(c)       During the period covered by this report, there were no amendments to any provision of the code of ethics.

(d)       During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

(e)       N/A

(f)       See Item 19(a)(1)

Item 3. Audit Committee Financial Expert.

(a)    The Registrant’s board of trustees has determined that Felix Rivera is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rivera is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3) Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant’s principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

2024 - $15,250

2023 –$14,000

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

2024 - None

2023 - None

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

2024 - $3,000

2023 –$3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended December 31, 2024 and 2023, respectively.

(e)(1) The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2) There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)       Not applicable. The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)       All non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant for the fiscal years ended December 31, 2024 and 2023 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant’s principal accountant for the registrant’s adviser.

(h)       Not applicable.

(i)        Not applicable.

(j)        Not applicable.

Item 5. Audit Committee of Listed Registrants. Not applicable.

Item 6. Investments. The Registrant’s schedule of investments in unaffiliated issuers is included in the Financial Statements under Item 7 of this form.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)

Annual Financial Statements

and Additional Information

December 31, 2024

Investor Class Shares (QGLDX)

Advisor Class Shares (QGLCX)

1-855-650-QGLD(7453)

www.advisorspreferred.com

Distributed by Ceros Financial Services, Inc.

THE GOLD BULLION STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2024

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 8.8%
	COMMODITY - 1.0%
4,203	SPDR Gold Shares(a),(b)	$1,017,673

	FIXED INCOME - 7.8%
80,000	iShares 0-3 Month Treasury Bond ETF(e)	8,025,600

	TOTAL EXCHANGE-TRADED FUNDS (Cost $9,026,811)	9,043,273

Principal		Coupon Rate
Amount ($)		(%)	Maturity
	CORPORATE BONDS — 1.9%
	SPECIALTY FINANCE — 1.9%
2,000,000	Federal Agricultural Mortgage Corporation	5.0200	07/23/27	2,000,443

	TOTAL CORPORATE BONDS (Cost $1,999,513)			2,000,443

	CERTIFICATE OF DEPOSIT — 14.5%
	BANKING - 14.5%
1,000,000	Ally Bank	3.7500	09/27/27	994,096
1,000,000	Alva State Bank & Trust Company	4.7000	08/14/26	1,000,225
1,000,000	Axos Bank	3.8000	04/02/27	995,701
1,000,000	Bellco Credit Union	5.1500	02/24/25	1,001,147
1,000,000	BOM Bank	4.5500	09/13/27	1,000,597
1,000,000	Burke & Herbert Bank & Trust Company	4.6000	02/06/26	1,000,277
1,000,000	Connexus Credit Union	4.0000	08/30/27	1,000,251
1,000,000	Customers Bank	4.0000	08/17/26	999,043
1,000,000	ESSA Bank & Trust	3.7000	09/25/26	994,447
1,000,000	First National Bank of Mount Dora	4.7500	08/07/26	999,805
1,000,000	Flushing Bank	4.0000	08/12/26	999,379
1,000,000	JPMorgan Chase Bank NA	5.0000	08/06/26	1,000,604
1,000,000	Texas Exchange Bank SSB	3.6500	03/26/27	992,344
1,000,000	US Bank NA	4.6000	08/28/26	999,744
1,000,000	Valley Strong Credit Union	5.1000	02/10/25	1,000,758
				14,978,418

	TOTAL CERTIFICATE OF DEPOSIT (Cost $15,000,000)			14,978,418

The accompanying notes are an integral part of these consolidated financial statements.

THE GOLD BULLION STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
December 31, 2024

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 68.2%
	MONEY MARKET FUNDS - 68.2%
63,712,337	Fidelity Government Portfolio, Institutional Class, 4.33%(c)	$63,712,337
6,856,488	First American Government Obligations Fund, Class Z, 4.34%(b),(c)	6,856,488
	TOTAL MONEY MARKET FUNDS (Cost $70,568,825)	70,568,825

	TOTAL SHORT-TERM INVESTMENTS (Cost $70,568,825)	70,568,825

Units
	COLLATERAL FOR SECURITIES LOANED - 7.8%
8,118,000	Mount Vernon Liquid Assets Portfolio, LLC, 4.58%(c),(d)	8,118,000
	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $8,118,000)

	TOTAL INVESTMENTS - 101.2% (Cost $104,713,149)	$104,708,959
	LIABILITIES IN EXCESS OF OTHER ASSETS - (1.2)%	(1,266,970)
	NET ASSETS - 100.0%	$103,441,989

OPEN FUTURES CONTRACTS
Number of Contracts	Open Long Futures Contracts	Expiration	Notional Amount	Unrealized (Depreciation)
390	COMEX Gold 100 Troy Ounces Futures(b)	02/27/2025	$102,882,000	$(3,426,680)

	TOTAL FUTURES CONTRACTS

ETF	- Exchange-Traded Fund

LLC	- Limited Liability Company

SPDR	- Standard & Poor’s Depositary Receipt

(a)	Non-income producing security.

(b)	All or a portion of this investment is a holding of the GBSF Fund Ltd.

(c)	Rate disclosed is the seven-day effective yield as of December 31, 2024.

(d)	Security purchased with cash proceeds of securities lending collateral.

(e)	All or a portion of the security is on loan. Total loaned securities had a value of $7,945,344 at December 31, 2024.

The accompanying notes are an integral part of these consolidated financial statements.

The Gold Bullion Strategy Fund
Consolidated Statement of Assets and Liabilities
December 31, 2024

ASSETS
Investment securities:
At cost	$104,713,149
At value (a)	$104,708,959
Cash	1,090,171
Deposit with broker for futures contracts	9,165,546
Dividends and interest receivable	424,216
Receivable for Fund shares sold	114,636
Prepaid expenses and other assets	21,413
TOTAL ASSETS	115,524,941

LIABILITIES
Collateral on securities loaned (See note 11)	8,118,000
Unrealized depreciation on futures contracts	3,426,680
Payable for Fund shares repurchased	339,086
Payable for investments purchased	71,187
Investment advisory fees payable	67,279
Payable to related parties	25,947
Distribution (12b-1) fees payable	21,385
Shareholder service fees payable	13,388
TOTAL LIABILITIES	12,082,952
NET ASSETS	$103,441,989

Composition of Net Assets:
Paid in capital	$110,293,654
Accumulated deficit	(6,851,665)
NET ASSETS	$103,441,989

Net Asset Value Per Share:
Investor Class Shares:
Net Assets	$102,906,858
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	5,029,339
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$20.46
Advisor Class Shares:
Net Assets	$535,131
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	26,871
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$19.92	(b)

(a)	Includes loaned securities with a value of $7,945,344.

(b)	NAV does not recalculate due to rounding.

The accompanying notes are an integral part of these consolidated financial statements.

The Gold Bullion Strategy Fund
Consolidated Statement of Operations
For the Year Ended December 31, 2024

INVESTMENT INCOME
Interest	$3,961,659
Dividends	409,207
Securities lending	3,470
TOTAL INVESTMENT INCOME	4,374,336

EXPENSES
Investment advisory fees	778,053
Distribution (12b-1) fees - Investor Class Shares	258,012
Distribution (12b-1) fees - Advisor Class Shares	5,328
Administrative service fees	198,639
Shareholder service fees - Investor Class Shares	154,799
Miscellaneous expenses	9,000
TOTAL EXPENSES	1,403,831

NET INVESTMENT INCOME	2,970,505

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS
Net realized gain from:
Investments	231,143
Futures contracts	23,482,372
Net Realized Gain on Investments and Futures Contracts	23,713,515

Net change in unrealized appreciation (depreciation) on:
Investments	438,072
Futures contracts	(5,652,810)
Net Change in Unrealized Depreciation on Investments and Futures Contracts	(5,214,738)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FUTURES CONTRACTS	18,498,777

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$21,469,282

The accompanying notes are an integral part of these consolidated financial statements.

The Gold Bullion Strategy Fund
Consolidated Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	December 31, 2024	December 31, 2023

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,970,505	$2,635,863
Net realized gain on investments and futures contracts	23,713,515	8,069,320
Net change in unrealized depreciation on investments and futures contracts	(5,214,738)	(559,023)
Net increase in net assets resulting from operations	21,469,282	10,146,160

DISTRIBUTIONS TO SHAREHOLDERS
Investor Class	(23,736,682)	(10,780,642)
Advisor Class	(120,966)	(43,752)
Total distributions to shareholders	(23,857,648)	(10,824,394)

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Investor Class	165,581,558	274,676,061
Advisor Class	195,097	296,219
Reinvestment of dividends and distributions
Investor Class	23,209,265	10,607,126
Advisor Class	120,402	43,577
Payments for shares redeemed
Investor Class	(198,517,922)	(298,246,547)
Advisor Class	(251,993)	(433,054)
Net decrease from shares of beneficial interest transactions	(9,663,593)	(13,056,618)

NET DECREASE IN NET ASSETS	(12,051,959)	(13,734,852)

NET ASSETS
Beginning of year	115,493,948	129,228,800
End of year	$103,441,989	$115,493,948

SHARE ACTIVITY
Investor Class:
Shares Sold	6,901,047	12,342,679
Shares Reinvested	1,114,911	497,651
Shares Redeemed	(8,411,816)	(13,487,572)
Net decrease in shares of beneficial interest outstanding	(395,858)	(647,242)

Advisor Class:
Shares Sold	8,649	13,284
Shares Reinvested	5,961	2,092
Shares Redeemed	(11,166)	(19,682)
Net increase (decrese) in shares of beneficial interest outstanding	3,444	(4,306)

The accompanying notes are an integral part of these consolidated financial statements.

The Gold Bullion Strategy Fund
Consolidated Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Investor Class
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$21.20	$21.19	$22.21	$23.69	$21.86
Income (loss) from investment operations:
Net investment income (loss) (a)	0.69	0.46	(0.02)	(0.15)	(0.04)
Net realized and unrealized gain (loss)	4.44	1.71	(1.00)	(1.33)	4.22
Total income (loss) from investment operations	5.13	2.17	(1.02)	(1.48)	4.18
Less distributions:
Distributions from net investment income	(5.87)	(2.16)	—	—	(2.35)
Total distributions	(5.87)	(2.16)	—	—	(2.35)
Net asset value, end of year	$20.46	$21.20	$21.19	$22.21	$23.69
Total return (b)	24.17%	10.32%	(4.59)%	(6.25)%	19.28%
Net assets, end of year (in 000s)	$102,907	$115,008	$128,654	$129,065	$123,107
Ratios/Supplemental Data:
Ratio of net expenses to average net assets (c)	1.35%	1.34%	1.31%	1.35%	1.43%
Ratios of net investment income (loss) to average net assets (c,d)	2.87%	2.09%	(0.11)%	(0.67)%	(0.17)%
Portfolio turnover rate	77%	26%	143%	162%	229%

(a)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Total return assumes reinvestment of all distributions.

(c)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these consolidated financial statements.

The Gold Bullion Strategy Fund
Consolidated Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Advisor Class
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$20.73	$20.73	$21.86	$23.46	$21.68
Income (loss) from investment operations:
Net investment income (loss) (a)	0.53	0.32	(0.16)	(0.28)	(0.19)
Net realized and unrealized gain (loss)	4.35	1.68	(0.97)	(1.32)	4.18
Total income (loss) from investment operations	4.88	2.00	(1.13)	(1.60)	3.99
Less distributions:
Distributions from net investment income	(5.69)	(2.00)	—	—	(2.21)
Total distributions	(5.69)	(2.00)	—	—	(2.21)
Net asset value, end of year	$19.92	$20.73	$20.73	$21.86	$23.46
Total return (b)	23.48%	9.68%	(5.17)%	(6.82)%	18.55	% (e)
Net assets, end of year (in 000s)	$535	$486	$575	$739	$359
Ratios/Supplemental Data:
Ratio of net expenses to average net assets (c)	1.94%	1.94%	1.91%	1.94%	2.03%
Ratios of net investment income (loss) to average net assets (c,d)	2.27%	1.46%	(0.77)%	(1.26)%	(0.76)%
Portfolio turnover rate	77%	26%	143%	162%	229%

(a)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Total return assumes reinvestment of all distributions.

(c)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these consolidated financial statements.

The Gold Bullion Strategy Fund

Notes to Consolidated Financial Statements

December 31, 2024

1.	ORGANIZATION

The Gold Bullion Strategy Fund (the “Fund”) is a diversified series of Advisors Preferred Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 15, 2012 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund seeks returns that reflect the performance of the price of gold bullion. The Fund is a “fund of funds”, in that the Fund will generally invest in other investment companies.

The Fund currently offers two classes of shares, Investor and Advisor classes of shares each of which are offered at Net Asset Value (“NAV”). The Fund’s Investor class commenced operations on July 9, 2013 and the Advisor class commenced operations on April 19, 2016. The Fund may issue an unlimited number of shares of beneficial interest in one or more share classes. Generally, all shares of the Fund have equal rights and privileges, except for class-specific features, rights and expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class-specific distribution and service fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

Operating Segments – The Fund has adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is comprised of the portfolio manager and Chief Financial Officer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

Securities Valuation – The Fund calculates its daily NAV per share at the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the NYSE is open. Fund securities are valued each day at the last quoted sales price on each security’s primary exchange, and securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations were readily available and not subject to restrictions against resale will be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean of the current bid and ask on the primary exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ price. Futures are valued at 4:00 p.m. Eastern Time or, in the absence of a settled price, at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market

The Gold Bullion Strategy Fund

Notes to Consolidated Financial Statements (Continued)

December 31, 2024

quotations from a major market maker in the securities. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the advisor does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Investments in open-end Mutual Funds are valued at net asset value. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

GBSF Fund Limited (“GBSF Ltd.”) is a wholly-owned and controlled foreign subsidiary of the Fund that can invest in gold-bullion related exchange-traded funds (“ETFs”), exchange traded notes (“ETNs”), physical gold bullion and derivatives. See “Consolidation of Subsidiary” for additional information.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair value as determined using the “fair value” procedures approved by the Trust’s Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Investment Companies – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors/trustees of the Underlying Funds.

Open-ended investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade

The Gold Bullion Strategy Fund

Notes to Consolidated Financial Statements (Continued)

December 31, 2024

at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Units of Mount Vernon Liquid Assets Portfolio, LLC are not traded on or exchange and are valued at the investment company’s NAV per unit as provided by the Underlying Fund’s administrator.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of December 31, 2024 for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Investments:
Exchange-Traded Funds	$9,043,273	$—	$—	$9,043,273
Corporate Bonds	—	2,000,443	—	2,000,443
Certificate of Deposit	—	14,978,418	—	14,978,418
Money Market Funds	70,568,825	—	—	70,568,825
Collateral for Securities Loaned	—	—	—	8,118,000 **
Total Assets	$79,612,098	$16,978,861	$—	$104,708,959
Liabilities*
Derivative:
Futures Contracts	$(3,426,680)	$—	$—	$(3,426,680)
Total Liabilities:	$(3,426,680)	$—	$—	$(3,426,680)

*	Refer to the Consolidated Schedule of Investments for industry classifications.

**	Investment valued using the NAV per share practical expedient. In accordance with Topic 820, the investment is excluded from the fair value hierarchy.

The Fund did not hold any Level 3 securities as of fiscal year end.

The Gold Bullion Strategy Fund
Notes to Consolidated Financial Statements (Continued)
December 31, 2024

Consolidation of Subsidiary – The consolidated financial statements of the Fund include the accounts of GBSF Ltd., a wholly-owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. The Fund may invest up to 25% of its total assets in GBSF Ltd., which acts as an investment vehicle in order to affect certain investments consistent with the Fund’s investment objectives and policies. The subsidiary commenced operations on July 9, 2013 and is an exempted Cayman Islands company with limited liability.

A summary of the Fund’s investment in GBSF Ltd. is as follows:

	Inception Date	GBSF Ltd. Net Assets at	% of Net Assets at
	of GBSF Ltd.	December 31, 2024	December 31, 2024
GBSF Ltd.	7/09/2013	$13,574,174	13.12%

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using the effective yield method. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually in December. Dividends from net investment income and distributions from net realized gains are recorded on ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund.

Federal Income Tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken or expected to be taken on returns filed. The Fund identifies its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the year ended December 31, 2024, the Fund did not incur any interest or penalties.

For tax purposes, GBSF Ltd. is an exempted Cayman Islands investment company. GBSF Ltd. has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, GBSF Ltd. is a Controlled Foreign Corporation and as such is not subject to U.S. income tax. However, a portion of GBSF Ltd.’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

The Gold Bullion Strategy Fund

Notes to Consolidated Financial Statements (Continued)

December 31, 2024

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	RISKS

Principal Investment Risk – As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance. The following risks apply to the Fund through its direct investments as well as indirectly through investments in Underlying Funds and the subsidiary (GBSF Ltd.).

General Market Risk – The risk that the value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the commodities and/or securities market generally. Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Cash Accounts – At times, the Fund may invest cash in a short-term deposit sweep vehicle program. Such deposits are in amounts at any such depositary institution not in excess of the Federal Deposit Insurance Corporation (“FDIC”) or National Credit Union Share Insurance Fund standard maximum deposit insurance amount such that funds are insured across the various banks or credit unions at which such funds are deposited. StoneCastle Cash Management, LLC (“StoneCastle”) provides ministerial deposit placement assistance to the Fund with respect to the Fund’s short-term deposit sweep vehicle program. These deposits are not custodied by StoneCastle. These amounts are included as Cash on the Consolidated Statement of Assets and Liabilities to the extent they are held by the Fund as of December 31, 2024.

Exchange-Traded Funds – The Fund may invest in ETFs. ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and typically represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Mutual Fund and ETN Risk – Mutual funds and ETNs are subject to investment advisory or management and other expenses, which will be indirectly paid by the Fund. Each is subject to specific risks, depending on investment strategy. Also, each may be subject to leverage risk, which will magnify losses. ETNs are subject to default risks.

Futures Contracts – The Fund is subject to commodity risk in the normal course of pursuing its investment objective. The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of commodities, equities and interest rates. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund was unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value

The Gold Bullion Strategy Fund

Notes to Consolidated Financial Statements (Continued)

December 31, 2024

of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates cash having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Derivatives Risk – Futures are subject to inherent leverage that may magnify Fund losses. These derivatives may not provide an effective substitute for gold bullion because changes in derivative prices may not track those of the underlying gold bullion. Also, over-the-counter forwards are subject to counterparty default risk.

Gold Risk – The price of Gold may be volatile and gold bullion-related ETFs, ETNs and derivatives may be highly sensitive to the price of Gold. The price of gold bullion can be significantly affected by international monetary and political developments such as currency devaluation or revaluation, central bank movements, economic and social conditions within a country, transactional or trade imbalances, or trade or currency restrictions between countries.

4.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2024, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $25,428,137 and $44,886,922, respectively.

5.	OFFSETTING OF FINANCIAL ASSETS AND DERIVATIVE ASSETS

The Fund’s policy is to recognize a gross asset or liability equal to the unrealized appreciation/(depreciation) on futures contracts. During the year ended December 31, 2024, the Fund was subject to a master netting arrangement. The following table shows additional information regarding the offsetting of assets and liabilities at December 31, 2024:

Gross Amounts Not Offset in the
Consolidated Statement of Assets
Assets: (A)				& Liabilities
Liabilities: (L)
		Gross Amounts	Net Amount of Asset
		Offset in the	or Liabilities
	Gross Amounts of	Consolidated	Presented in the	Financial	Cash Collateral
	Recognized Assets	Statement of Assets	Statement of Assets	Instruments	(Received) or
Description	or Liabilities	& Liabilities	& Liabilities	Pledged	Pledged (1)	Net Amount
Futures Contracts (L)	$(3,426,680)	$—	$(3,426,680)	$—	$3,426,680	$—

(1)	The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

Impact of Derivatives on the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Assets and Liabilities as of December 31, 2024:

Derivative Investment Type	Location on the Consolidated Statement of Assets and Liabilities
Futures Contracts	Unrealized depreciation on futures contracts

The Gold Bullion Strategy Fund

Notes to Consolidated Financial Statements (Continued)

December 31, 2024

At December 31, 2024, the fair value of the derivative instruments was as follows:

Liability Derivatives
Derivative Investment Type	Commodity Risk	Total
Futures Contracts	$(3,426,680)	$(3,426,680)

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the year ended December 31, 2024:

Derivative Investment Type	Location on the Consolidated Statement of Operations
Futures Contracts	Net realized gain from futures contracts
Net change in unrealized depreciation on futures contracts

The following is a summary of the Fund’s realized gain (loss) and unrealized appreciation (depreciation) on derivative investments recognized in the Consolidated Statement of Operations categorized by primary risk exposure for the year ended December 31, 2024:

Realized gain on derivatives recognized in the Consolidated Statement of Operations
Derivative Investment Type	Commodity Risk	Total
Futures Contracts	$23,482,372	$23,482,372

Change in unrealized depreciation on derivatives recognized in the Consolidated Statement of Operations
Derivative Investment Type	Commodity Risk	Total
Futures Contracts	$(5,652,810)	$(5,652,810)

The derivative instruments outstanding as of December 31, 2024 as disclosed in the Consolidated Schedule of Investments and in the Notes to Consolidated Financial Statements and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Consolidated Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

The Fund uses derivative instruments as part of its principal investment strategy to achieve its investment objective. For additional discussion on the risks associated with the derivative instruments, see Note 3.

6.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisors Preferred LLC (“Advisor”), serves as investment adviser to the Fund. The Advisor has engaged Flexible Plan Investments, Ltd. (the “Sub-Advisor”) to serve as the sub-advisor to the Fund. Sub-Advisor expenses are the responsibility of the Advisor.

Pursuant to an advisory agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets. Pursuant to the advisory agreement, the Advisor earned $778,053 in advisory fees for the year ended December 31, 2024.

Pursuant to a liquidity program administrator agreement with the Fund, the Advisor, provides a liquidity program administrator who, directs the operations of the Fund’s liquidity risk management program. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor out of pocket expenses and an annual fee of $9,000. Pursuant to the liquidity program administrator agreement, the Advisor earned $9,000 in fees for the year ended December 31, 2024.

The Gold Bullion Strategy Fund

Notes to Consolidated Financial Statements (Continued)

December 31, 2024

Ultimus Fund Solutions, LLC (“UFS”), provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agent services to the Fund as shown in the consolidated Statement of Operations under Administrative services fees. Under the terms of the Fund’s agreement with UFS, UFS pays for certain operating expenses of the Fund. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Fund for serving in such capacities.

In addition, certain affiliates of UFS provide services to the Fund as follows:

Blu Giant, LLC (“Blu Giant”), an affiliate of UFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund. These expenses are the responsibility of UFS.

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Investor and Advisor class at an annual rate of up to 0.25% and 1.00%, respectively, of their average daily net assets and is paid to Ceros Financial Services, Inc. (the “Distributor” or “Ceros”), a registered broker/dealer and an affiliate of the Advisor, and principal underwriter of the Fund, to provide compensation for ongoing shareholder servicing or services and-or maintenance of accounts, not otherwise required to be provided by the Advisor. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. For the year ended December 31, 2024, pursuant to the Plan, Investor and Advisor Class shares paid $258,012 and $5,328, respectively.

The Board has adopted a Shareholder Servicing Plan (the “Servicing Plan”) on the Investor class. The Servicing Plan provides that a monthly service fee is calculated by the Fund at an annual rate of up to 0.15% (currently set at 0.15%), of its average daily net assets of the Investor class and is paid to Ceros to provide compensation for ongoing shareholder servicing or service and/or maintenance of accounts, not otherwise required to be provided by the Advisor. For the year ended December 31, 2024, Investor Class shares paid $154,799.

Each Trustee who is not an “interested person” of the Trust or Advisor is compensated at a rate of $72,000 per year plus $2,500 minimum per meeting for certain special meetings, which varies based on the matters submitted, as well as for reimbursement for any reasonable expenses incurred attending the meetings, paid quarterly. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust. Interested trustees of the Trust are also officers or employees of the Advisor and its affiliates. The Advisor pays Trustee fees.

During the year ended December 31, 2024, Ceros executed trades on behalf of the Fund and received $719 in trade commissions.

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes including futures, and its respective gross unrealized appreciation and depreciation at December 31, 2024, were as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	(Depreciation)	(Depreciation)
$104,717,152	$3,651,124	$(7,085,997)	$(3,434,873)

The Gold Bullion Strategy Fund

Notes to Consolidated Financial Statements (Continued)

December 31, 2024

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions paid for the years ended December 31, 2024, and 2023, was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2024	December 31, 2023
Ordinary Income	$23,857,648	$10,824,394
	$23,857,648	$10,824,394

As of December 31, 2024, the components of distributable earnings/(accumulated deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Distributable Earnings/
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	(Accumulated Deficit)
$—	$—	$—	$(4,932,207)	$1,515,415	$(3,434,873)	$(6,851,665)

The difference between book basis and tax basis undistributed net investment income/(loss), unrealized appreciation and accumulated realized losses is primarily attributable to the tax deferral of losses on wash and tax adjustments for the Fund’s holding in GBSF Ltd.

In addition, the amount listed under other book/tax differences for the Fund is primarily attributable to tax adjustments for the Fund’s holding in GBSF Ltd.

At December 31, 2024, the Fund had capital loss carryforwards for federal income tax purposes available to offset future capital gains as follows:

			CLCF
Short-Term	Long-Term	Total	Utilized
$2,066,997	$2,865,210	$4,932,207	$—

Permanent book and tax differences, primarily attributable to the reclassification of Fund distributions and tax adjustments for the Fund’s holding in GBSF Ltd., resulted in reclassifications for the year ended December 31, 2024, as follows:

Paid In	Accumulated
Capital	Deficit
$(16,412)	$16,412

9.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund pursuant to Section 2(a)(9) of the 1940 Act. As of December 31, 2024, Axos Clearing LLC and National Financial Services LLC held approximately 42% and 32% of the Fund, for the benefit of its customers.

The Gold Bullion Strategy Fund

Notes to Consolidated Financial Statements (Continued)

December 31, 2024

10.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently invests greater than 25% of its net assets in the corresponding investment. The Fund may redeem this investment at any time if the Advisor or Subadvisor determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Fund will be directly affected by the performance of this investment. The financial statements of the investments, including their schedule of investment, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements.

Percentage of Net
Investment	Assets
Fidelity Government Portfolio, Institutional Class	61.6%

11.	SECURITIES LENDING

The Fund has entered into a securities lending arrangement (the “Agreement”) with U.S. Bank (the “Lending Agent”). Under the terms of the Agreement, the Fund is authorized to loan securities to the Lending Agent. In exchange, the Fund receives cash and “non-cash” or “securities” collateral in the amount of at least 105% of the value of any loaned securities that are foreign securities or 102% of the value of any other loaned securities marked-to-market daily. Loans shall be marked to market daily and the margin restored in the event collateralization is below 100% of the value of securities loaned. The value of securities loaned is disclosed in a footnote on the Consolidated Statement of Assets and Liabilities and on the Consolidated Schedule of Investments. Securities lending income is disclosed in the Fund’s Consolidated Statement of Operations. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the Lending Agent fails to return the securities on loan. The Fund’s cash collateral received in securities lending transactions is invested in the Mount Vernon Liquid Assets Portfolio, LLC, a privately offered liquidity fund, as presented below. The investment objective is to seek to maximize current income to the extent consistent with the preservation of capital and liquidity and maintain a stable NAV of $1.00 per unit.

As of December 31, 2024, the Fund loaned securities which were collateralized by short-term investment securities or cash and cash equivalents. The value of securities on loan and the value of the related overnight and continuous collateral were $7,945,344 and $8,118,000, respectively.

12.	SUBSEQUENT EVENTS

Subsequent events after the date of the Consolidated Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of The Gold Bullion Strategy Fund and

Board of Trustees of Advisors Preferred Trust

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of The Gold Bullion Strategy Fund (the “Fund”), a series of Advisors Preferred Trust, as of December 31, 2024, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Advisors Preferred, LLC since 2012.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

February 25, 2025

COHEN & COMPANY, LTD.
Registered with the Public Company Accounting Oversight Board
800.229.1099 I 866.818.4538 fax I cohenco.com

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-650-QGLD(7453) or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov, or by visiting https://advisorspreferred.com/public/gold-bullion-fund.

INVESTMENT ADVISOR

Advisors Preferred LLC

1445 Research Blvd., Suite 530

Rockville, MD 20850

SUB-ADVISOR

Flexible Plan Investments, Ltd.

3883 Telegraph Road, Suite 100

Bloomfield Hills, MI 48302

ADMINISTRATOR

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

The Gold Bullion Strategy Fund

ADDITIONAL INFORMATION (Unaudited)

December 31, 2024

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the period covered by this report.

Proxy Disclosures

Not applicable.

Remuneration Paid to Directors, Officers and Others

Refer to the financial statements included herein.

Statement Regarding Basis for Approval of Investment Advisory Agreement

Approval of the Renewal of the Investment Advisory and Sub-Advisory Agreements for The Gold Bullion Strategy Fund (and its subsidiary)

At an in-person Board meeting held on May 23, 2024 (the “Meeting”), the Board of Trustees (the “Board”) of Advisors Preferred Trust (the “Trust”), including a majority of Trustees who are not “interested persons” (the “Independent Trustees”), as such term is defined under Section 2(a)(19) of the 1940 Act, considered the renewal of the investment advisory agreement (the “Advisory Agreement”) between Advisors Preferred, LLC (the “Adviser”) and the Trust, on behalf of The Gold Bullion Strategy Fund (and its subsidiary) (“Gold Fund” and “GBSF Fund Limited”, respectively); and the renewal of the sub-advisory agreements (the “Sub-Advisory Agreement”) between the Adviser and Flexible Plan Investments, Ltd. (the “Sub-Adviser” or “Flexible Plan”). The Directors of the GBSF Fund Limited, a wholly owned foreign subsidiary of Gold Fund, approved an investment advisory agreement between GBSF Fund Limited and the Adviser (the “Subsidiary Advisory Agreement”) as well as a sub-advisory agreement (the “Subsidiary Sub-Advisory Agreement”) between the Adviser and Flexible Plan with respect to the GBSF Fund Limited. The Fund level agreements and subsidiary agreements are referred to collectively for convenience and references to the Fund include the subsidiary as the context indicates. The Trustees’ and Directors’ deliberations are presented as collective deliberations as they were conducted concurrently and refences to the Board also include the Directors.

The Board then reviewed and discussed the written materials that were provided by Advisors Preferred, LLC and Flexible Plan in advance of the Meeting and deliberated on the renewal of the Advisory Agreements with respect to Gold Fund (and subsidiary GBSF Fund Ltd.). The Board members relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory and Subadvisory Agreements with respect to Gold Fund. The Board conducted some of their deliberations on a joint basis for the Adviser and the Sub-Adviser given the close working relationship of the Adviser and Sub-Adviser and conducted their deliberations on a consolidated basis for the Fund and its subsidiary.

Nature, Extent and Quality of Services: With respect to the nature, extent and quality of services provided, the Board reviewed the Adviser’s Form ADV, and the Sub-Adviser’s Form ADV, a description of the manner in which investment decisions, including asset allocation, sector selection and trade execution, are made for the Fund by the Sub-Adviser, a description of the services provided by the Adviser and those services provided by

The Gold Bullion Strategy Fund

ADDITIONAL INFORMATION (Unaudited)(Continued)

December 31, 2024

the Sub-Adviser and those executed by the Adviser. The Board reviewed the experience of professional personnel from both the Adviser and Flexible Plan performing services for the Fund, including the team of individuals that primarily monitor and execute the investment and administration process, and the respective portfolio managers. Further the Board reviewed a certification from each of the Adviser and the Sub-Adviser certifying that each has adopted a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b) and noted that each of the Adviser and Sub-Advisers have adopted procedures reasonably necessary to prevent Access Persons from violating such Code of Ethics.

Advisors Preferred:

The Board reviewed the balance sheet of the Adviser as of March 31, 2024, and the profit and loss statement for January through March 31, 2024. The Board also reviewed the audited financials of the Adviser as of December 31, 2023. The Adviser reported $1.7 billion in total assets under management in active mutual funds and Ms. Ayers-Rigsby noted the commitment from Adviser to grow assets and fees as discussed earlier.

The Board discussed the Adviser’s compliance program with the CCO of the Trust. The Board considered that the CCO of the Trust also serves as CCO of the Adviser and acknowledged they are confident in her abilities with respect to both positions. The Trustees were comfortable that if a conflict of interest were to arise, counsel would be called upon for a solution. The Board noted that the Adviser continues to have in place procedures which are currently working to prevent violations of applicable securities laws. The CCO confirmed that she has the support and resources to ensure the compliance procedures of the Trust are updated in accordance with current SEC rules. The Board considered that the cybersecurity risk of the Adviser is managed by Sikich LLP with no data breaches reported. The Board discussed the overall technology of the Adviser with the CCO. The Adviser confirmed adequate Professional Liability Insurance is in place, including $2 million for the Independent Directors. Counsel noted the Board had previously reviewed the business continuity plan for the Adviser. The Board concluded that the Adviser has qualified professionals, resources, and compliance policies essential to performing its duties under the Advisory Agreements. The Board reviewed financial statements of the Adviser and concluded it has sufficient financial resources to fulfill it Trust-related obligations, based in part on a representation that the Adviser has access to additional capital, as needed.

Flexible Plan: The Board reviewed the balance sheet and income statement of Flexible Plan as of December 31, 2023 and confirmed there were no changes to its financial conditions since then. The Board recalled the presentation by the Sub-Adviser and earlier discussions concerning reverse breakpoint fee splits, and the financial stability of Flexible Plan. The Board saw that the Sub-Adviser remains dedicated to growing the Gold Fund as an investment vehicle under the various strategies for his clients, and determined Flexible Plan is financially equipped to continue to serve the Gold Fund as sub-adviser.

The Board confirmed with the CCO that she works closely with the CCO of Flexible Plan, and she had reviewed the policies and procedures manual of the sub-adviser, including latest revisions and business continuity plans. The Board confirmed that cybersecurity risk management is the responsibility of the Chief Information Officer/Chief Insurance Security Officer of Flexible Plan and that there were no reported breaches. The Trustees also noted that Flexible Plan has Directors & Officers Liability insurance.

The Board determined that Flexible Plan has a compliance program in place that is reasonably designed to prevent violation of the applicable federal securities laws. The Board noted they are familiar with the portfolio managers of Flexible Plan and their qualifications in managing the Gold Fund.

The Gold Bullion Strategy Fund

ADDITIONAL INFORMATION (Unaudited)(Continued)

December 31, 2024

Performance. The Board considered that the Adviser delegates day-to-day investment decisions to the Sub-Adviser and, therefore, does not directly control the performance of the Fund. The Board considered the Adviser’s other responsibilities under the Advisory Agreements, including with respect to trade oversight, reviewing daily positions and balance reports for the Fund, obtaining derivative agreements for the Fund and reporting to the Board. The Trustees concluded that the Adviser appears to be properly and reasonably monitoring the Sub-Adviser’s adherence to the Fund’s investment objectives and appears to be carrying out its functions appropriately.

With respect to the performance, the Board reviewed the Sub-Adviser’s daily management and investment strategies and considered the updated performance of the Gold Fund through March 31, 2024, compared to its primary benchmark and Morningstar category for various periods provided by the Adviser. The Board recalled the earlier presentations by Flexible Plan, with respect to strategy and the Fund’s performance for various periods with explanations for over/under performance.

The Board considered that the Fund (as measured by Investor Class shares) underperformed the benchmark GSCI Gold Index for the one- three-, and five and ten-year periods ended March 31, 2024. This underperformance is expected as the Fund bears expenses while the gold price index does not. The Board noted the Fund lagged the S&P 500 Index for the one-, three-, five- and ten-year periods. With respect to the Morningstar Commodities category, the Board noted that the Fund outperformed for the one-year period, while the Fund lagged by for the three-year period and outperformed for the five-year and ten year periods. The Trustees noted that the S&P 500 and commodities indices are provided primarily for market performance reference points but do not serve as direct comparisons because they are outside the investment mandate of the Fund. The Board found the performance of the Fund was delivering on its gold price tracking mandate and was satisfactory.

Fees and Expenses: As to the costs of the services provided to the Fund by the Adviser and Sub-Adviser, respectively, the Board reviewed and discussed the advisory fee and total operating expenses of the Fund compared to its peer group and Morningstar category or categories as presented in the Meeting Materials. The Board acknowledged that the Adviser pays the Sub-Adviser directly consistent with agreements and any breakpoints in effect.

The Board noted the advisory fees of 0.75% for Gold Fund was slightly above the average but was within range of the Morningstar Commodity Broad Basket category, and well below the maximum management fee. The Board discussed and found the net expenses of 1.40% for Gold Fund A Class shares (estimated) and Investor Class shares was slightly above the average, within range, and well below the maximum fee for the Morningstar Commodity A Class category. With regards to Gold Fund Adviser Class shares, the Board noted the net expense ratio of 2.00% was slightly below the average and well below the maximum net expenses for the Morningstar Commodity C Class category.

In the review of expenses with respect to Gold Fund, the Board reviewed and considered the split of the Advisory fee between the Adviser and Sub-Adviser (the sub-adviser being paid by the Adviser, not the Fund), and determined it was acceptable and reasonable for the services being provided. The Board concluded that the advisory fees and net expenses of Gold Fund were reasonable.

Profitability of Adviser. The Board reviewed the levels of profits to the Adviser for the fiscal year ended December 31, 2023 from the Gold Fund with respect to advisory fees and from the total relationship with the Fund. They considered whether profits from the Fund were reasonable in light of services provided, including the assets levels and payments to the Sub-Adviser, and any breakpoints in fee structure. The

The Gold Bullion Strategy Fund

ADDITIONAL INFORMATION (Unaudited)(Continued)

December 31, 2024

Board discussed the reverse breakpoint split fees applicable to the Flex Funds (funds sub-advised by the Sub-Adviser).

During their review, the Board noted that, taking into account the fees paid to the Sub-Adviser, with respect to Gold Fund, the Adviser operated at a loss or near-zero profit and at a loss taking into account the totality of the relationship with the Gold Fund. The Board concluded that based on the assets levels and services provided, the Adviser having excess profits from advising the Gold Fund is not a concern

Profitability of Sub-Adviser: The Board reviewed the levels of profits to the Sub-Adviser for the year ended December 31, 2023 with respect to Gold Fund. They noted the situation for Gold Fund with respect to sub-advisory fees and from the total relationship with the Fund. With regards to the Gold Fund, the Board noted that the Sub-Adviser usually charges higher fees for separately managed accounts with a similar investment strategy or have fee structures that are not directly comparable. The Board, in consultation with counsel noted that current court rulings with respect to profitability suggest up to or even over a 70% profit margin for any adviser or sub-adviser could be acceptable and not considered excessive.

With respect to the profitability review, the Board noted Flexible Plan operated Gold Fund at a loss from sub-advisory fees only. The Board found that when taking into account the total relationship with the Gold Fund, the Sub-Adviser continues to operate at a loss. The Board concluded that based on the assets levels and services provided, Sub-Adviser excess profits from Gold Fund are not of current concern.

Economies of Scale. As to the extent to which the Gold Fund will realize economies of scale, the Adviser reported Gold Fund would need assets to reach between $300 to $700 million. The Board discussed the Adviser’s expectations for the growth in net assets of Gold Fund and concluded that any material economies of scale were not a concern at present assets levels. The Trustees noted economies of scale is an advisory agreement concern and is not a consideration for approval of any sub-advisory agreements. The Board agreed to revisit economies of scale as assets of the Gold Fund continue to grow.

Conclusion. In considering the approval, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement, Subsidiary Advisory Agreement; and the Sub-Advisory Agreement and Subsidiary Subadvisory Agreement. Accordingly, having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of each of the advisory agreements as appropriate; the Board found the continuation of the advisory agreements is in the best interests of the Gold Fund and its shareholders.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies Not applicable

Item 9. Proxy Disclosures for Open-End Management Investment Companies. Not applicable

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies. Included under Item 7

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract. Included under Item 7

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 15. Submission of Matters to a Vote of Security Holders. None

Item 16. Controls and Procedures

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable

Item 18. Recovery of Erroneously Awarded Compensation.

(a)       Not applicable

(b)       Not applicable

Item 19. Exhibits.

(a)(1) Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(a)(2) Not applicable

(a)(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto.

(a)(4) Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Advisors Preferred Trust

By (Signature and Title)

/s/ Catherine Ayers-Rigsby
Catherine Ayers-Rigsby, Principal Executive Officer/President

Date	2/24/25

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Catherine Ayers-Rigsby
Catherine Ayers-Rigsby, Principal Executive Officer/President

Date	2/24/25

By (Signature and Title)

/s/ Christine Casares
Christine Casares, Principal Financial Officer/Treasurer

Date	2/24/25